LOAN MODIFICATION AGREEMENT
               (TEMPORARY INCREASE OF BORROWING BASE LIMITATIONS)

THIS AGREEMENT is made and entered into this ____ day of ________, 1996, by and between SOFTNET SYSTEMS, INC., a New York Corporation ("SoftNet"), COMMUNICATE DIRECT, INC., an Illinois Corporation ("CDI"), MICROGRAPHIC TECHNOLOGY CORPORATION, a Delaware Corporation ("MTC"), KANSAS COMMUNICATIONS, INC., a Kansas Corporation ("KCI") (SoftNet, CDI, MTC, and KCI collectively referred to as "Borrowers") and WEST SUBURBAN BANK ("Bank").

WHEREAS, Borrowers have executed and delivered to Bank a Revolving Credit Note dated September 15, 1995 (the "Note") in the original principal amount of $6,500,000.00 in which each of the Borrowers promises to pay to the order of Bank the principal amount and interest thereon as more specifically provided in the Note; and

WHEREAS, to secure the repayment of the Borrowers' obligations under the Note, each of the Borrowers has executed and delivered to Bank a Loan and Security Agreement dated September 15, 1995 and various other instruments and documents executed in connection therewith (collectively the "Loan Agreements"); and

WHEREAS, Borrowers and Bank executed a Loan Modification Agreement dated March 15, 1996 wherein the maximum amount of credit under the Note and the Loan Agreements was increased to $9,500,000.00 and the Borrowing Base limitations were modified in accordance with the terms thereof; and

WHEREAS, Borrowers have requested that the amount of credit availability under the Note and the Loan Agreements be increased to an amount equivalent to One Million ($1,000,000.00) Dollars in excess of the Borrowing Base limitations currently in effect; and

WHEREAS, Bank has agreed to so increase the amount of credit availability under the Note and the Loan Agreements through January 31, 1997.

NOW, THEREFORE, in consideration of Ten ($10.00) Dollars in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The foregoing recitals are incorporated herein by reference as though fully set forth. Borrowers represent and warrant that the foregoing recitals are true and correct.

2. The terms of the Note and the Loan Agreements are hereby modified to provide that through and including January 31, 1997, the amount of credit available under the Note and the Loan Agreements shall be an amount equivalent to One Million ($1,000,000.00) Dollars in excess of the amount of the Borrowing Base limitations set forth in the Loan Agreements as modified by the Loan Modification Agreement dated March 15, 1996 (not to exceed, however, $9,500,000.00 in the aggregate).

3. On February 1, 1997, the amount of credit available under the Note and the Loan Agreements shall automatically revert to the Borrowing Base limitations set forth in the Loan Agreements as modified by the Loan Modification Agreement dated March 15, 1996, and Borrowers agree to repay such portions of the outstanding principal balance as may be necessary in order to be in compliance with such Borrowing Base limitations as of February 1, 1997. Borrower's failure to make any such required payment shall constitute an Event of Default under the Note and the Loan Agreements.

4. The terms of the Loan Documents (as such term is defined in the Loan Agreements) are hereby amended and modified to comport with the terms of this instrument to the extent the terms of any of the Loan Documents may be otherwise inconsistent with the terms hereof. In all other respects, the terms and provisions of the Loan Documents shall remain in full force and effect.

5. Borrowers hereby reaffirm all of the terms, provisions, warranties, and representations set forth in each of the Loan Agreements and the other Loan Documents as modified hereby. Without limiting the generality of the foregoing, each of the Borrowers warrants and represents that no event of default exists under any of the Loan Agreements or any of the other Loan Documents and no event has occurred or condition exists which with the passage of time or the giving of notice would or could constitute an event of default.

6. Borrowers agree to promptly reimburse Bank for all attorney's fees and costs incurred by Bank in connection with the negotiation, preparation, and execution of this instrument.

IN WITNESS WHEREOF, the parties have entered into this Loan Modification Agreement on the date first above written.


SOFTNET SYSTEMS, INC.

By: _________________________________
Its: ________________________________

Attest: _____________________________
Its: ________________________________


COMMUNICATE DIRECT, INC.

By: _________________________________
Its: ________________________________

Attest: _____________________________
Its: ________________________________


MICROGRAPHIC TECHNOLOGY CORPORATION

By: _________________________________
Its: ________________________________

Attest: _____________________________
Its: ________________________________


KANSAS COMMUNICATIONS, INC.

By: _________________________________
Its: ________________________________

Attest: _____________________________
Its: ________________________________


WEST SUBURBAN BANK

By: _________________________________
Its: ________________________________

Attest: _____________________________
Its: ________________________________